Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to the Statement of Additional Information (“SAI”)
Dated May 1, 2018, as supplemented September 6, 2018

Baird Ultra Short Bond Fund
Baird Short-Term Bond Fund
Baird Intermediate Bond Fund
Baird Aggregate Bond Fund
Baird Core Plus Bond Fund
Baird Short-Term Municipal Bond Fund
Baird Quality Intermediate Municipal Bond Fund
Baird Core Intermediate Municipal Bond Fund

Effective November 15, 2018, Darren R. Jackson was appointed as a member of the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”).

The first paragraph under the heading “Directors and Officers” and the information regarding the Independent Directors in the “Directors and Officers” table beginning on page 35 of the SAI are amended and restated as shown below:

Directors and Officers

Directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown in the following table.  Each officer and Director holds the same positions with the Company and each Fund.  The following table presents information about each Director of the Company, effective November 15, 2018.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Independent Directors
John W. Feldt c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 76	Audit Committee Chair and Independent Director	Indefinite; Since September 2000	Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006).	14	Director of Thompson IM Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 54	Independent Director	Indefinite; Since November 2018	Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).	14	Director of Fastenal Company, a tool and supply distributor, since 2012; Director of Cree, Inc., a lighting manufacturer, since 2016.
Marlyn J. Spear, CFA c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 65	Chair of the Board and Independent Director	Indefinite; Since January 2008	Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).	14	Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio), since 1995.
Frederick P. Stratton, Jr. c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 79	Nominating Committee Chair and Independent Director	Indefinite; Since May 2004	Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.	14	Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

The following replaces the information about John W. Feldt in the “Director Qualifications” section of the SAI:

John W. Feldt.  Mr. Feldt has served as a Director of the Company since September 2000.  He served as an independent director of Thompson IM Funds, Inc., a mutual fund complex with three portfolios, from 1987 to 2018.  He also served as an independent trustee of Nakoma Mutual Funds, a mutual fund complex with one portfolio, from March 2006 to November 2011.  While employed with the University of Wisconsin Foundation, Mr. Feldt served as Senior Vice President‑Finance from 1985 to 2006, as Vice President‑Finance from 1980 to 1985 and as Associate Director from 1967 to 1980.  Through his experience as a director and trustee of mutual funds and his business experience, Mr. Feldt is experienced with financial, accounting, regulatory and investment matters.

The following information about Mr. Jackson is added to the “Director Qualifications” section of the SAI:

Darren R. Jackson.  Mr. Jackson has served as a Director of the Company since November 15, 2018.  Mr. Jackson has been designated as an “audit committee financial expert.”  Mr. Jackson served as the President and CEO of Advance Auto Parts, Inc. from 2008-2016.  Prior to that, he served as the Chief Financial Officer of Best Buy Co., Inc. and held various senior positions with Nordstrom Full Line Department Stores, Inc. and Carson Pirie Scott & Company.  Mr. Jackson began his career at KPMG LLP.  Mr. Jackson currently serves on the boards of two public companies and two non-profit organizations.  Mr. Jackson brings significant audit, financial reporting, business and directorship experience to the Board.

This supplement should be retained with your Statement of Additional Information for future reference.

The date of this Statement of Additional Information Supplement is November 30, 2018.